UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 16, 2010 (September 16, 2010)

_________________________

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Zug, Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Chemin de Blandonnet 10 Vernier, Switzerland		1214
(Address of principal executive offices)		(Zip Code)

+41 (22) 930-9000
(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):   Yes ☑   No ☐

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events

Transocean Ltd. (“Transocean”, the “Company”, “we”, “us”, “our”) is filing this Current Report on Form 8-K (the “Report”) in connection with the anticipated filing with the U.S. Securities and Exchange Commission (the “SEC”) of a shelf registration statement relating to securities that Transocean Ltd. and Transocean Inc., its wholly owned subsidiary, may offer from time to time, including debt securities of Transocean Inc., which may be fully and unconditionally guaranteed by Transocean Ltd.  The Report is being filed for the purpose of adding Note 15 to our unaudited condensed consolidated financial statements included within Part I., Item 1, of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 (the “Second Quarter 2010 Form 10-Q”), filed with the SEC on August 4, 2010.

We are providing the additional note to our financial statements to provide condensed consolidating financial information in accordance with Rule 3-10(c) of Regulation S-X promulgated by the SEC.  To reflect the addition of Note 15 to our unaudited condensed consolidated financial statements included within the Second Quarter 2010 Form 10-Q, we have amended Part I., Item 1., in its entirety, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

We have filed the Report only for the purpose described above, which only affects the Item specified above, and the other information contained in the Second Quarter 2010 Form 10-Q remains unchanged and reflects disclosures made at the time of such filing.  No attempt  has been made in the Report nor in the exhibits to the Report to modify or update disclosures in the Second Quarter 2010 Form 10-Q except as described in this Item 8.01.  The Report should be read in conjunction with the Second Quarter 2010 Form 10-Q and our other filings with the SEC subsequent to the filing of the Second Quarter 2010 Form 10-Q.

Item 9.01.         Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed in connection with this Report:

Number	Description

23.1	Consent of Ernst & Young LLP
99.1	Update to Transocean Ltd. Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010,
Part I. Item 1. Financial Statements
101.ins	XBRL Instance Document
101.sch	XBRL Taxonomy Extension Schema
101.cal	XBRL Taxonomy Extension Calculation Linkbase
101.def	XBRL Taxonomy Extension Definition Linkbase
101.lab	XBRL Taxonomy Extension Label Linkbase
101.pre	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 16, 2010.

TRANSOCEAN LTD.

By:   /s/ Heather G. Callender
Heather G. Callender
Associate General Counsel